UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 17, 2014 (Date of earliest event reported: November 5, 2013)

W&T Offshore, Inc.

(Exact name of registrant as specified in its charter)

Texas	1-32414	72-1121985
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Nine Greenway Plaza, Suite 300

Houston, Texas 77046

(Address of Principal Executive Offices)

713.626.8525

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

On November 7, 2013, W&T Offshore, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report the completion of the first closing on November 5, 2013 of an acquisition of oil and gas leasehold interests in the Gulf of Mexico from Callon Petroleum Operating Company. The first closing included properties that represented a substantial portion of the properties subject to a Purchase and Sale Agreement dated as of October 17, 2013. The Company subsequently completed a second closing on December 4, 2013 (together with the first closing, the “Callon Acquisition”) of properties where third parties had held preferential rights and waived or let expire, (together with the properties acquired in the first closing, the “Callon Properties”).

The Initial 8-K also stated that the required financial statements and pro forma financial information related to the Callon Acquisition would be filed by an amendment to the Initial 8-K. This amendment on Form 8-K/A amends and supplements the Initial 8-K to include financial statements and pro forma financial information as described in Items 9.01(a) and 9.01(b). No other amendments are being made to the Initial 8-K.

(a) Financial Statements of Business Acquired.

The audited statement of revenues and direct operating expenses of the Callon Properties for the year ended December 31, 2012 and related notes; and the unaudited statements of revenues and direct operating expenses of the Callon Properties for the nine months ended September 30, 2013 and 2012 and related notes are attached as Exhibit 99.1 hereto.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2013, the unaudited pro forma condensed combined statements of income for the year ended December 31, 2012 and for the nine months ended September 30, 2013, and the related notes showing the pro forma effects of the Callon Acquisition are attached as Exhibit 99.2 hereto.

(d) Exhibits.

Exhibit No.	Description

Exhibit 23.1	Consent of Ernst & Young LLP.

Exhibit 23.2	Consent of Netherland, Sewell & Associates, Inc.

Exhibit 99.1	Audited statement of revenues and direct operating expenses of the Callon Properties for the year ended December 31, 2012 and related notes; and the unaudited statements of revenues and direct operating expenses of the Callon Properties for the nine months ended September 30, 2013 and 2012 and related notes.

Exhibit 99.2	Unaudited pro forma condensed combined balance sheet as of September 30, 2013, the unaudited pro forma condensed combined statements of income for the year ended December 31, 2012 and for the nine months ended September 30, 2013 and the related notes showing the pro forma effects of the Callon Acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W&T OFFSHORE, INC. (Registrant)

Dated: January 17, 2014	By:	/s/ John D. Gibbons
John D. Gibbons
Senior Vice President, Chief Financial Officer and Chief Accounting Officer